Exhibit 99.2

QEP RESOURCES, INC.

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

Wexpro Company Separation and QEP Resources, Inc. Spinoff

After the Distribution Date, QEP Resources, Inc. (QEP Resources or Company) will not beneficially own any shares of Wexpro Company (Wexpro) common stock and, following such date, will no longer consolidate Wexpro’s financial results, and the historical financial results of Wexpro will be reflected in the Company’s consolidated financial statements as discontinued operations.

Pro Forma Information

The accompanying unaudited pro forma condensed consolidated balance sheet of QEP Resources as of March 31, 2010, is presented as if the separation had occurred on March 31, 2010. The accompanying unaudited pro forma consolidated statements of income of QEP Resources for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007 are presented as if the separation had occurred on January 1, 2007.

The accompanying unaudited pro forma consolidated financial information is presented based on information available, is intended for informational purposes only and is not necessarily indicative of and does not purport to represent the financial condition or operating results that would have actually occurred had the separation occurred as described, nor is it necessarily indicative of QEP Resources’ future financial condition or operating results. In addition, the accompanying unaudited pro forma consolidated financial information does not reflect actions that may be undertaken by management after the separation. The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the notes thereto and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and the Company’s consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

QEP Resources’ independent registered public accounting firm has not examined, reviewed, compiled or applied agreed upon procedures to the unaudited pro forma consolidated historical financial information presented herein and, accordingly, assumes no responsibility for it.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of income:

Historical QEP Resources

This column reflects QEP Resources’ historical financial position as of March 31, 2010, and historical operating results for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008, and 2007 prior to any pro forma adjustments described under the headings “Wexpro Separation” and “Other Adjustments” below.

Wexpro Separation

This column reflects Wexpro’s historical financial position as of March 31, 2010, and its historical operating results for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

Other Adjustments

This column represents pro forma adjustments for transactions between QEP Resources and Questar, including Wexpro, that were previously eliminated in consolidation or reported as transactions with affiliates or that arose as a direct result of the separation and are reflected in the Company’s consolidated financial position and results of operations upon the completion of the separation. These adjustments are more fully described in the notes to unaudited pro forma consolidated financial information.

QEP RESOURCES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2010

(Unaudited)

	Historical QEP Resources	Wexpro Separation	Other Adjustments		Pro Forma QEP Resources
	(in millions)

ASSETS
Current Assets
Notes receivable			$27.9	(b)	$27.9
Accounts receivable, net	$236.7	$(7.7)	8.2	(b)	237.2
Accounts receivable from affiliates	31.6	(30.4)	(1.2)	(b)
Fair value of derivative contracts	313.3				313.3
Inventories	78.9	(4.1)			74.8
Prepaid expenses and other	32.5	(1.1)			31.4

Total Current Assets	693.0	(43.3)	34.9		684.6

Property, Plant and Equipment	8,500.1	(1,033.2)			7,466.9
Accumulated depreciation, depletion and amortization	(2,688.7)	443.8			(2,244.9)

Net Property, Plant and Equipment	5,811.4	(589.4)			5,222.0

Investment in unconsolidated affiliates	44.1				44.1
Goodwill	60.1				60.1
Fair value of derivative contracts	170.4				170.4
Other noncurrent assets	24.7	(16.4)			8.3

TOTAL ASSETS	$6,803.7	$(649.1)	$34.9		$6,189.5

LIABILITIES AND EQUITY
Current Liabilities
Checks outstanding in excess of cash balances	$11.5	$(1.9)			$9.6
Notes payable			$3.0	(a),(b)	3.0
Notes payable to Questar	53.0	(27.9)	(25.1)	(b)
Accounts payable and accrued expenses	374.1	(42.8)	16.9	(b)	348.2
Accounts payable to affiliates	17.6	(7.7)	(9.9)	(b)
Fair value of derivative contracts	139.5				139.5
Deferred income taxes - current	45.7	4.4			50.1
Current portion of long-term debt	150.0				150.0

Total Current Liabilities	791.4	(75.9)	(15.1)		700.4

Long-term debt, less current portion	1,198.7		(200.0)	(a)	998.7
Deferred income taxes	1,364.2	(105.5)			1,258.7
Asset retirement obligations	191.3	(52.8)			138.5
Fair value of derivative contracts	111.7				111.7
Other long-term liabilities	51.6	(9.6)			42.0
EQUITY
Common Shareholder’s Equity	3,040.5	(405.3)	250.0	(a)	2,885.2
Noncontrolling interest	54.3				54.3

Total Equity	3,094.8	(405.3)	250.0		2,939.5

TOTAL LIABILITIES AND EQUITY	$6,803.7	$(649.1)	$34.9		$6,189.5

See notes to unaudited pro forma consolidated financial information

QEP RESOURCES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Three Months Ended March 31, 2010

(Unaudited)

	Historical QEP Resources	Wexpro Separation	Other Adjustments		Pro Forma QEP Resources
	(in millions, except per share amounts)
REVENUES
From unaffiliated customers	$576.3	$(6.2)	$10.0	(c)	$580.1
From affiliated companies	66.5	(60.5)	(6.0)	(c)

Total Revenues	642.8	(66.7)	4.0		580.1

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	173.9		3.9	(c)	177.8
Operating and maintenance	56.7	(5.0)	0.1	(c)	51.8
General and administrative	30.1	(4.8)			25.3
Production and other taxes	30.7	(7.8)			22.9
Depreciation, depletion and amortization	163.3	(15.9)			147.4
Exploration	3.6				3.6
Abandonment and impairment	7.6				7.6
Wexpro Agreement-oil income sharing	0.3	(0.3)

Total Operating Expenses	466.2	(33.8)	4.0		436.4
Net loss from asset sales	(0.9)	0.1			(0.8)

OPERATING INCOME	175.7	(32.8)			142.9
Interest and other income	1.2	(0.4)	0.1	(c)	0.9
Income from unconsolidated affiliates	0.8				0.8
Interest expense	(20.0)	0.1	(0.1)	(c)	(20.0)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	157.7	(33.1)			124.6
Income taxes	(57.8)	11.9			(45.9)

NET INCOME FROM CONTINUING OPERATIONS	99.9	(21.2)			78.7
Net income from continuing operations attributable to noncontrolling interest	(0.6)				(0.6)

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO QEP RESOURCES	$99.3	$(21.2)			$78.1

Earnings from continuing operations per common share attributable to QEP Resources
Basic					$0.45
Diluted					0.44
Weighted-average common shares outstanding (d)
Used in basic calculation					174.9
Used in diluted calculation					177.2

See notes to unaudited pro forma consolidated financial information

QEP RESOURCES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2009

(Unaudited)

	Historical QEP Resources	Wexpro Separation	Other Adjustments		Pro Forma QEP Resources
	(in millions, except per share amounts)
REVENUES
From unaffiliated customers	$1,949.0	$(17.8)	$41.3	(c)	$1,972.5
From affiliated companies	249.5	(225.1)	(24.4)	(c)

Total Revenues	2,198.5	(242.9)	16.9		1,972.5

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	411.1		16.7	(c)	427.8
Operating and maintenance	222.8	(21.2)	0.1	(c)	201.7
General and administrative	108.6	(17.0)	0.1	(c)	91.7
Production and other taxes	82.9	(20.0)			62.9
Depreciation, depletion and amortization	617.9	(58.8)			559.1
Exploration	25.0				25.0
Abandonment and impairment	20.3				20.3
Wexpro Agreement-oil income sharing	1.0	(1.0)

Total Operating Expenses	1,489.6	(118.0)	16.9		1,388.5
Net gain from asset sales	1.2	0.3			1.5

OPERATING INCOME	710.1	(124.6)			585.5
Interest and other income	7.0	(3.2)	0.7	(c)	4.5
Income from unconsolidated affiliates	2.7				2.7
Unrealized and realized loss on basis-only swaps	(189.6)				(189.6)
Interest expense	(70.3)	0.9	(0.7)	(c)	(70.1)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	459.9	(126.9)			333.0
Income taxes	(163.8)	46.2			(117.6)

NET INCOME FROM CONTINUING OPERATIONS	296.1	(80.7)			215.4
Net income from continuing operations attributable to noncontrolling interest	(2.6)				(2.6)

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO QEP RESOURCES	$293.5	$(80.7)			$212.8

Earnings from continuing operations per common share attributable to QEP Resources
Basic					$1.22
Diluted					1.21
Weighted-average common shares outstanding (d)
Used in basic calculation					174.1
Used in diluted calculation					176.3

See notes to unaudited pro forma consolidated financial information

QEP RESOURCES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2008

(Unaudited)

	Historical QEP Resources	Wexpro Separation	Other Adjustments		Pro Forma QEP Resources
	(in millions, except per share amounts)
REVENUES
From unaffiliated customers	$2,297.2	$(31.1)	$52.7	(c)	$2,318.8
From affiliated companies	232.9	(209.9)	(23.0)	(c)

Total Revenues	2,530.1	(241.0)	29.7		2,318.8

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	575.1		29.5	(c)	604.6
Operating and maintenance	243.6	(23.5)	0.1	(c)	220.2
General and administrative	91.7	(13.7)	0.1	(c)	78.1
Production and other taxes	144.6	(37.7)			106.9
Depreciation, depletion and amortization	410.0	(48.5)			361.5
Exploration	29.3				29.3
Abandonment and impairment	45.4				45.4
Wexpro Agreement-oil income sharing	6.1	(6.1)

Total Operating Expenses	1,545.8	(129.5)	29.7		1,446.0
Net gain from asset sales	60.2	0.2			60.4

OPERATING INCOME	1,044.5	(111.3)			933.2
Interest and other income	14.6	(6.6)	2.2	(c)	10.2
Income from unconsolidated affiliates	1.7				1.7
Unrealized and realized loss on basis-only swaps	(79.2)				(79.2)
Interest expense	(62.2)	2.7	(2.2)	(c)	(61.7)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	919.4	(115.2)			804.2
Income taxes	(324.9)	41.3			(283.6)

NET INCOME FROM CONTINUING OPERATIONS	594.5	(73.9)			520.6
Net income from continuing operations attributable to noncontrolling interest	(9.0)				(9.0)

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO QEP RESOURCES	$585.5	$(73.9)			$511.6

Earnings from continuing operations per common share attributable to QEP Resources
Basic					$2.96
Diluted					2.90
Weighted-average common shares outstanding (d)
Used in basic calculation					172.8
Used in diluted calculation					176.1

See notes to unaudited pro forma consolidated financial information

QEP RESOURCES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2007

(Unaudited)

	Historical QEP Resources	Wexpro Separation	Other Adjustments		Pro Forma QEP Resources
	(in millions, except per share amounts)
REVENUES
From unaffiliated customers	$1,671.3	$(21.6)	$38.4	(c)	$1,688.1
From affiliated companies	172.1	(155.7)	(16.4)	(c)

Total Revenues	1,843.4	(177.3)	22.0		1,688.1

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	474.7		21.8	(c)	496.5
Operating and maintenance	187.9	(16.5)			171.4
General and administrative	91.3	(14.7)	0.2	(c)	76.8
Production and other taxes	81.6	(20.0)			61.6
Depreciation, depletion and amortization	295.1	(31.2)			263.9
Exploration	22.0				22.0
Abandonment and impairment	11.2				11.2
Wexpro Agreement-oil income sharing	4.9	(4.9)

Total Operating Expenses	1,168.7	(87.3)	22.0		1,103.4
Net loss from asset sales	(1.3)	0.7			(0.6)

OPERATING INCOME	673.4	(89.3)			584.1
Interest and other income	9.7	(1.9)			7.8
Income from unconsolidated affiliates	8.9				8.9
Unrealized and realized gain on basis-only swaps	5.7				5.7
Interest expense	(35.6)	2.0			(33.6)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	662.1	(89.2)			572.9
Income taxes	(241.3)	30.0			(211.3)

NET INCOME FROM CONTINUING OPERATIONS	$420.8	$(59.2)			$361.6

Earnings from continuing operations per common share
Basic					$2.10
Diluted					2.05
Weighted-average common shares outstanding (d)
Used in basic calculation					172.0
Used in diluted calculation					175.9

See notes to unaudited pro forma consolidated financial information

Notes to Unaudited Pro Forma Consolidated Financial Information

Note 1: Unaudited pro forma adjustments to condensed consolidated balance sheet as of March 31, 2010.

The pro forma adjustments to QEP Resources’ unaudited consolidated balance sheet as of March 31, 2010, relate to (1) the elimination of the assets, liabilities and equity of Wexpro and (2) other adjustments as follows:

(a)	An adjustment to reflect a $250.0 million cash contribution from Questar to QEP Resources in connection with the QEP Resources Spinoff and Wexpro Separation. Proceeds were used to repay debt.

(b)	Adjustments for transactions between QEP Resources and Questar, including Wexpro, that were eliminated in consolidation or reported as transactions with affiliates in the preparation of QEP Resources’ historical consolidated financial statements, but that are reflected as assets and liabilities in the amounts and descriptions presented under the column heading “Pro Forma QEP Resources” upon the completion of the QEP Resources Spinoff and Wexpro Separation.

Note 2: Unaudited pro forma adjustments to consolidated statements of income for three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

The pro forma adjustments to QEP Resources’ unaudited consolidated statements of income for the three months ended March 31, 2010, and for the years ended December 31, 2009, 2008 and 2007, relate to (1) the elimination of the results of operations of Wexpro and (2) other adjustments as follows:

(c)	Adjustments to revenues, costs of products sold, operating and maintenance expenses, general and administrative expenses, interest income and interest expense related to transactions between QEP Resources and Questar, including Wexpro, that were eliminated in consolidation or reported as transactions with affiliates in the preparation of QEP Resources’ historical consolidated financial statements, but that are reflected as revenues, costs of products sold, operating and maintenance expenses, general and administrative expenses, interest income and interest expense in the amounts and descriptions presented under the column heading “Pro Forma QEP Resources” upon the completion of the QEP Resources Spinoff and Wexpro Separation.

Note 3: Earnings from continuing operations per common share attributable to QEP Resources for three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

(d)	Because the QEP Resources Spinoff resulted in the issuance of QEP Resources shares and rights to receive or acquire shares in an amount that equaled the number of Questar shares and rights to receive or acquire shares, the pro forma basic and diluted weighted-average common shares outstanding for QEP Resources equal Questar’s for the corresponding periods.